EXHIBIT 99.1

Release:	Immediate

Contact:	Paul Bowman (investment community)	Jeff Lettes (editorial/media)
	(408) 563-1698	(408) 563-5161

APPLIED MATERIALS ANNOUNCES RESULTS
FOR SECOND FISCAL QUARTER 2004
New Orders Increase to $2.21 Billion; Net Sales Increase to $2.02 Billion

     SANTA CLARA, Calif., May 18, 2004 — Applied Materials, Inc., the world’s largest supplier of wafer fabrication solutions to the semiconductor industry, reported results for its second fiscal quarter ended May 2, 2004. Net sales were $2.02 billion, up 30 percent from $1.56 billion for the first fiscal quarter of 2004, and up 82 percent from $1.11 billion for the second fiscal quarter of 2003. Gross margin for the second fiscal quarter of 2004 was 46.5 percent, up from 43.5 percent for the first fiscal quarter of 2004 and up from 33.7 percent for the second fiscal quarter of 2003. Net income for the second fiscal quarter of 2004 was $373 million, or $0.22 per share, up from net income of $82 million, or $0.05 per share, for the first fiscal quarter of 2004, and up from a net loss of $62 million, or $0.04 per share, for the second fiscal quarter of 2003.

     The company’s ongoing net income was $373 million, or $0.22 per share, for the second fiscal quarter of 2004, up from $200 million, or $0.12 per share, for the first fiscal quarter of 2004, and up from $45 million, or $0.03 per share, for the second fiscal quarter of 2003. Ongoing results for the second fiscal quarter of 2004 were the same as reported net income since there were no special items.

     New orders of $2.21 billion for the second fiscal quarter of 2004 increased 32 percent from $1.68 billion for the first fiscal quarter of 2004, and increased 128 percent from $971 million for the second fiscal quarter of 2003. Regional distribution of new orders for the second fiscal quarter of 2004 was: Southeast Asia and China 22 percent, Taiwan 21 percent, North America 19 percent, Japan 17 percent, Korea 13 percent, and Europe 8 percent. Backlog at the end of the second fiscal quarter of 2004 was $2.80 billion, compared to $2.63 billion at the end of the first fiscal quarter of 2004.

     “Investment in 300mm semiconductor equipment for leading-edge technology, combined with capacity purchases of our 200mm systems, drove Applied Materials’ strong revenue and order growth this quarter. As semiconductor demand rose and our customers’ confidence grew, orders for 300mm equipment, copper interconnect and sub-100 nanometer geometries increased,” said Mike Splinter, president and chief executive officer. “Applied Materials continues to experience strong market acceptance across its broad array of products and is converting its leadership into outstanding operating performance.

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Applied Materials, Inc.
May 18, 2004

     “Through close collaboration with customers, Applied Materials continues to develop highly differentiated and integrated products that address advanced design requirements. New products, such as the Applied Endura2 system, the Applied VeritySEM metrology tool, the AKT-40K PECVD system, and the recently announced strategic service agreement with Brooks Automation, Inc., exemplify the company’s dedication to delivering innovative solutions. Our focus is to achieve world class performance in everything we do, from product design through manufacturing to customer support,” concluded Splinter.

     Reconciliations of reported results of operations under U.S. Generally Accepted Accounting Principles (GAAP) to ongoing results have been included as a supplement to this press release. Due to the amount of charges incurred in prior periods as a result of realignment activities, Applied Materials believes that ongoing results are useful to investors because they reflect baseline performance exclusive of charges associated with realignment activities. Ongoing results are the primary indicator used by Applied Materials’ management to plan and forecast future periods. These non-GAAP measures are neither in accordance with, nor an alternative for, GAAP, and may be materially different from non-GAAP methods of accounting and reporting used by other companies. The presentation of this additional information should not be considered as a substitute for net income prepared in accordance with GAAP.

     This press release contains forward-looking statements, including, but not limited to, those relating to the semiconductor and semiconductor equipment industries’ growth and positive trends, and the company’s industry position and business outlook. Forward-looking statements may contain words such as “expect,” “anticipate,” “believe,” “may,” “should,” “will,” “estimate,” “forecast,” “see,” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, but are not limited to: the sustainability of increased demand in the semiconductor and semiconductor equipment industries, which is subject to many factors, including global economic conditions, business spending, consumer confidence, demand for electronic products and semiconductors, and geopolitical uncertainties; customers’ capacity requirements, including capacity utilizing the latest technology; the timing, rate, amount and sustainability of increases in capital spending for new technology, such as 300mm and nanometer applications; the company’s ability to develop, deliver and support a broad range of products and services on a timely basis; the company’s successful and timely development of new markets, products, processes and services; the company’s ability to timely satisfy manufacturing requirements; the company’s ability to maintain effective cost controls and to timely align its cost structure with business conditions; changes in management; and other risks described in Applied Materials’ Securities and Exchange Commission filings. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. The company assumes no obligation to update the information in this press release.

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Applied Materials, Inc.
May 18, 2004

     Applied Materials will be discussing its second fiscal quarter results, along with its outlook for the third fiscal quarter of 2004, on a conference call today beginning at 1:30 p.m. Pacific Time. A webcast of the conference call will be available on Applied Materials’ web site under the “Investors” section.

     Applied Materials, Inc. (Nasdaq: AMAT) is the largest supplier of equipment and services to the global semiconductor industry. Applied Materials’ web site is http://www.appliedmaterials.com.

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Applied Materials, Inc.
May 18, 2004

APPLIED MATERIALS, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended		Six Months Ended
	April 27,	May 2,	April 27,	May 2,
(In thousands, except per share amounts)	2003	2004	2003	2004
Net sales	$1,107,177	$2,018,105	$2,161,386	$3,573,553
Cost of products sold	734,403	1,079,464	1,398,230	1,958,743

Gross margin	372,774	938,641	763,156	1,614,810
Operating expenses:
Research, development and engineering	232,438	244,175	475,643	486,820
Marketing and selling	83,568	95,975	175,785	184,373
General and administrative	78,198	83,457	150,999	163,751
Restructuring, asset impairments and other charges	92,731	—	192,069	167,459

Income/(loss) from operations	(114,161)	515,034	(231,340)	612,407
Interest expense	12,217	11,682	23,559	23,482
Interest income	38,256	26,220	73,628	57,493

Income/(loss) before income taxes	(88,122)	529,572	(181,271)	646,418
Provision for/(benefit from) income taxes	(25,996)	156,224	(53,475)	190,694

Net income/(loss)	$(62,126)	$373,348	$(127,796)	$455,724

Earnings/(loss) per share:
Basic	$(0.04)	$0.22	$(0.08)	$0.27
Diluted	$(0.04)	$0.22	$(0.08)	$0.26
Weighted average number of shares:
Basic	1,655,927	1,690,617	1,652,981	1,686,193
Diluted	1,655,927	1,729,506	1,652,981	1,732,542

Applied Materials, Inc.
May 18, 2004

APPLIED MATERIALS, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS

	October 26,	May 2,
(In thousands)	2003	2004
	(AUDITED)	(UNAUDITED)
ASSETS
Current assets:
Cash and cash equivalents	$1,364,857	$1,448,078
Short-term investments	4,128,349	4,458,611
Accounts receivable, net	912,875	1,405,067
Inventories	950,692	1,110,731
Deferred income taxes	782,823	704,365
Other current assets	231,177	266,505

Total current assets	8,370,773	9,393,357
Property, plant and equipment	3,094,427	2,901,878
Less: accumulated depreciation and amortization	(1,534,597)	(1,475,531)

Net property, plant and equipment	1,559,830	1,426,347
Goodwill, net	223,521	230,676
Purchased technology and other intangible assets, net	92,512	75,155
Other assets	64,986	81,914

Total assets	$10,311,622	$11,207,449

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$105,292	$104,431
Accounts payable and accrued expenses	1,319,471	1,564,120
Income taxes payable	216,114	301,243

Total current liabilities	1,640,877	1,969,794
Long-term debt	456,422	454,491
Deferred income taxes and other liabilities	146,289	146,788

Total liabilities	2,243,588	2,571,073

Stockholders’ equity:
Common stock	16,774	16,944
Additional paid-in capital	2,223,553	2,329,952
Deferred stock compensation, net	(1,543)	(761)
Retained earnings	5,812,867	6,268,591
Accumulated other comprehensive income	16,383	21,650

Total stockholders’ equity	8,068,034	8,636,376

Total liabilities and stockholders’ equity	$10,311,622	$11,207,449

Applied Materials, Inc.
May 18, 2004

APPLIED MATERIALS, INC.
SUPPLEMENTAL CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS – ONGOING BASIS
(UNAUDITED)

	Three Months Ended
	April 27, 2003				May 2, 2004
		Special		Ongoing		Special	Ongoing
(In thousands, except per share amounts)	Reported (1)	Items(2)		Results	Reported(1)	Items(3)	Results
Net sales	$1,107,177	$–		$1,107,177	$2,018,105	$–	$2,018,105
Cost of products sold	734,403	(49,000	)(a)	685,403	1,079,464	–	1,079,464

Gross margin	372,774	49,000		421,774	938,641	–	938,641
Operating expenses:
Research, development and engineering	232,438	(10,000	)(b)	222,438	244,175	–	244,175
Marketing and selling	83,568	–		83,568	95,975	–	95,975
General and administrative	78,198	–		78,198	83,457	–	83,457
Restructuring, asset impairments and other charges	92,731	(92,731	)(c)	–	–	–	–

Income/(loss) from operations	(114,161)	151,731		37,570	515,034	–	515,034
Interest expense	12,217	–		12,217	11,682	–	11,682
Interest income	38,256	–		38,256	26,220	–	26,220

Income/(loss) before income taxes	(88,122)	151,731		63,609	529,572	–	529,572
Provision for/(benefit from) income taxes	(25,996)	44,761	(d)	18,765	156,224	–	156,224

Net income/(loss)	$(62,126)	$106,970		$44,844	$373,348	$–	$373,348

Earnings/(loss) per share:
Basic	$(0.04)	$0.06		$0.03	$0.22	$–	$0.22
Diluted	$(0.04)	$0.06		$0.03	$0.22	$–	$0.22
Weighted average number of shares:
Basic	1,655,927	1,655,927		1,655,927	1,690,617	1,690,617	1,690,617
Diluted	1,655,927	1,681,571		1,681,571	1,729,506	1,729,506	1,729,506

(1)	Reported results of operations are presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

(2)	Special items for the second fiscal quarter of 2003 consisted of the following:

(a)	Charges to cost of products sold for inventory deemed to be excess as a result of refocused product efforts associated with realignment activities.

(b)	Charges to research, development and engineering expense for laboratory tool write-offs as a result of refocused product efforts associated with realignment activities.

(c)	Restructuring, asset impairments and other charges consisted of employee-related costs, impairment of certain assets and facilities consolidation costs associated with realignment activities.

(d)	Pro forma tax provision for the tax effect of special items.

(3)	There were no special items for the second fiscal quarter of 2004. Therefore, ongoing results are the same as reported results of operations.

Applied Materials, Inc.
May 18, 2004

APPLIED MATERIALS, INC.
SUPPLEMENTAL CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS – ONGOING BASIS
(UNAUDITED)

	Three Months Ended
	February 1, 2004				May 2, 2004
		Special		Ongoing		Special	Ongoing
(In thousands, except per share amounts)	Reported(1)	Items(2)		Results	Reported(1)	Items(3)	Results
Net sales	$1,555,448	$–		$1,555,448	$2,018,105	$–	$2,018,105
Cost of products sold	879,279	–		879,279	1,079,464	–	1,079,464

Gross margin	676,169	–		676,169	938,641	–	938,641
Operating expenses:
Research, development and engineering	242,645	–		242,645	244,175	–	244,175
Marketing and selling	88,398	–		88,398	95,975	–	95,975
General and administrative	80,294	–		80,294	83,457	–	83,457
Restructuring, asset impairments and other charges	167,459	(167,459	)(a)	–	–	–	–

Income from operations	97,373	167,459		264,832	515,034	–	515,034
Interest expense	11,800	–		11,800	11,682	–	11,682
Interest income	31,273	–		31,273	26,220	–	26,220

Income before income taxes	116,846	167,459		284,305	529,572	–	529,572
Provision for income taxes	34,470	49,400	(b)	83,870	156,224	–	156,224

Net income	$82,376	$118,059		$200,435	$373,348	$–	$373,348

Earnings per share:
Basic	$0.05	$0.07		$0.12	$0.22	$–	$0.22
Diluted	$0.05	$0.07		$0.12	$0.22	$–	$0.22
Weighted average number of shares:
Basic	1,682,025	1,682,025		1,682,025	1,690,617	1,690,617	1,690,617
Diluted	1,735,268	1,735,268		1,735,268	1,729,506	1,729,506	1,729,506

(1)	Reported results of operations are presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

(2)	Special items for the first fiscal quarter of 2004 consisted of the following:

(a)	Restructuring, asset impairments and other charges resulting primarily from the consolidation of facilities associated with realignment activities.

(b)	Pro forma tax provision for the tax effect of special items.

(3)	There were no special items for the second fiscal quarter of 2004. Therefore, ongoing results are the same as reported results of operations.

Applied Materials, Inc.
May 18, 2004

APPLIED MATERIALS, INC.
SUPPLEMENTAL CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS – ONGOING BASIS
(UNAUDITED)

	Six Months Ended
	April 27, 2003				May 2, 2004
		Special		Ongoing		Special		Ongoing
(In thousands, except per share amounts)	Reported(1)	Items(2)		Results	Reported(1)	Items(3)		Results
Net sales	$2,161,386	$–		$2,161,386	$3,573,553	$–		$3,573,553
Cost of products sold	1,398,230	(49,000	)(a)	1,349,230	1,958,743	–		1,958,743

Gross margin	763,156	49,000		812,156	1,614,810	–		1,614,810
Operating expenses:
Research, development and engineering	475,643	(10,000	)(b)	465,643	486,820	–		486,820
Marketing and selling	175,785	–		175,785	184,373	–		184,373
General and administrative	150,999	–		150,999	163,751	–		163,751
Restructuring, asset impairments and other
charges	192,069	(192,069	)(c)	–	167,459	(167,459	)(e)	–

Income/(loss) from operations	(231,340)	251,069		19,729	612,407	167,459		779,866
Interest expense	23,559	–		23,559	23,482	–		23,482
Interest income	73,628	–		73,628	57,493	–		57,493

Income/(loss) before income taxes	(181,271)	251,069		69,798	646,418	167,459		813,877
Provision for/(benefit from) income taxes	(53,475)	74,065	(d)	20,590	190,694	49,400	(f)	240,094

Net income/(loss)	$(127,796)	$177,004		$49,208	$455,724	$118,059		$573,783

Earnings/(loss) per share:
Basic	$(0.08)	$0.11		$0.03	$0.27	$0.07		$0.34
Diluted	$(0.08)	$0.11		$0.03	$0.26	$0.07		$0.33
Weighted average number of shares:
Basic	1,652,981	1,652,981		1,652,981	1,686,193	1,686,193		1,686,193
Diluted	1,652,981	1,681,846		1,681,846	1,732,542	1,732,542		1,732,542

(1)	Reported results of operations are presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

(2)	Special items for the six months ended April 27, 2003 consisted of the following:

(a)	Charges to cost of products sold for inventory deemed to be excess as a result of refocused product efforts associated with realignment activities.

(b)	Charges to research, development and engineering expense for laboratory tool write-offs as a result of refocused product efforts associated with realignment activities.

(c)	Restructuring, asset impairments and other charges consisted of employee-related costs, impairment of certain assets and facilities consolidation costs associated with realignment activities.

(d)	Pro forma tax provision for the tax effect of special items.

(3)	Special items for the six months ended May 2, 2004, all of which occurred in the first fiscal quarter of 2004, consisted of the following:

(e)	Restructuring, asset impairments and other charges resulting primarily from the consolidation of facilities associated with realignment activities.

(f)	Pro forma tax provision for the tax effect of special items.